UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 18, 2011
SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10868 189th Street, Council Bluffs, Iowa 51503
(Address of Principal Executive Offices)		(Zip Code)
(712) 366-0392 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Southwest Iowa Renewable Energy, LLC (the “Company”) has released materials accompanying presentations by the Company at the Company’s Annual Meeting of Members on March 18, 2011, as attached hereto as Exhibit 99.1.

The exhibits hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Annual Meeting Presentation, as given at the Annual Meeting on March 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: March 18, 2011	By:	/s/ Brian T. Cahill
Brian T. Cahill
General Manager / Chief Executive Officer